UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2004

Volkswagen Dealer Finance, LLC.

(Exact Name of Registrant as Specified in Charter)

EXHIBITS

Delaware	33-34266	38-2748796
(State or other jurisdiction	(Commission File Number)	(Registrants’ IRS
of Incorporation)		Employer Id. Nos.)

3800 Hamlin Road, Auburn Hills, Michigan 48326
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (248) 340-6550

                              Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements, and Exhibits,
Exhibit Index
Volkswagen Credit Auto Master Owner Trust Filed 2000-1 Servicer Certificate

Item 8.01. Other Events

     On December 20, 2004, JPMorgan Chase Bank, as indenture trustee, made the monthly payment to the noteholders, as indicated in the Servicer Certificate relating to Volkswagen Credit Auto Master Owner Trust, Series 2000-1. A copy of this Servicer Certificate, which relates to the December 20, 2004 monthly payment and the Collection Period ended December 20, 2004, provided to JPMorgan Chase bank, as indentured trustee, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements, and Exhibits,

Exhibits          (c)

Exhibit 99.1	Volkswagen Credit Auto Master Owner Trust Filed 2000-1 Servicer Certificate for the month ended November 30, 2004 provided to JPMorgan Chase Bank, as indenture trustee. (Filed with this report.)

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Volkswagen Credit Auto Master Owner Trust

By: Volkswagen Dealer Finance, LLC

By:  /s/ Timothy J. Flaherty
              Timothy J. Flaherty

Exhibit Index

No.	Description
Exhibit 99.1	Volkswagen Credit Auto Master Owner Trust Filed 2000-1 Servicer Certificate for the month ended November 30, 2004 provided to JPMorgan Chase Bank, as indenture trustee. (Filed with this report.)